The Board of Directors
Stewart Information Services Corporation:

We consent to incorporation by reference in the registration statements (No. 33-48519, 48520, 58156 and 59747) on Form S-8 of Stewart Information Services Corporation of our report dated February 7, 1996, relating to the consolidated balance sheets of Stewart Information Services Corporation and subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of earnings and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1995, and all related schedules, which report appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. Our report covering the December 31, 1995 financial statements refers to a change in accounting for long-lived assets. We also consent to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ KPMG PEAT MARWICK LLP


Houston, Texas
March 15, 1996

The Board of Directors
Stewart Information Services Corporation

     We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747 and No. 33-62535) on
Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                            /s/ M. TIMOTHY O'ROARK
                                            ----------------------
                                            M. TIMOTHY O'ROARK

El Paso, TX

                   CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747 and
No. 33-62535) pertaining to the 1992 Nonqualified Stock Option Plan for Region Manager, the Stewart Morris, Jr. 1992 Stock Option and Malcolm Morris 1992 Stock Option, the Associates Stock Bonus Plan, 1995 Stock Option Plan, and the Salary Deferral Plan and Trust, respectively, of Stewart Information Services Corporation of our report dated January 20, 1995 with respect to the balance sheet of Stewart Title as of December 31, 1994, and the related statements of operations and retained earnings, and cash flows for each of the two years in the period ended December 31, 1994 (no presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1995.



                                                   /s/ ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP



Los Angeles, California
March 15, 1996

                   CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747
and No. 33-62535) of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart Title & Trust of Phoenix, Inc. appearing in this Form 10-K. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ PRICE WATERHOUSE LLP
    ------------------------------
    PRICE WATERHOUSE LLP



Phoenix, Arizona
March 14, 1996

The Board of Directors
Stewart Information Service Corporation

    We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on form
S-8 of Stewart Information Services Corporation of our reports dated February 8, 1995, relating to the consolidated balance sheets of Stewart Information Services Corporation and subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of earnings and retained earnings and cash flows and related schedules for each of the years in the three-year period ended December 31, 1994, which appear in or are incorporated by reference in the December 31, 1994 annual report on Form 10-K of Stewart Information
Services Corporation. We also consent to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ GRANT BENNETT ACCOUNTANTS
                                        GRANT BENNETT ACCOUNTANTS
                                        A PROFESSIONAL CORPORATION
                                        Certified Public Accountants

Sacramento, California

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, 33-58156, 33-59747, and 33-62535) on Form S-8 of
Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ WILKERSON & ARTHUR, P.C.

Wilkerson & Arthur, P.C.
Fort Worth, Texas

The Board of Directors
Stewart Information Services Corporation

    We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1994 annual report on Form 10-K of Stewart Information
Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ AARONSON, WHITE & COMPANY

                                        AARONSON, WHITE & COMPANY

Houston, TX

The Board of Directors
Stewart Information Services Corporation

    I consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of my report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ GINNY SANDERS MAY, CPA

                                        Ginny Sanders May, CPA


Lake Jackson

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ EDGAR, KIKER & CROSS, L.L.P.

                                          EDGAR, KIKER & CROSS, L.L.P.
                                          Certified Public Accountants


Beaumont, Texas

The Board of Directors
Stewart Information Services Corporation

I consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of my report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ JIM S. WALKER

                                        Jim S. Walker
                                        Certified Public Accountant

Beaumont, Texas
January 19, 1996

The Board of Directors
Stewart Information Services Corporation

    We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information
Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ DOSHIER, PICKENS, & FRANCIS, P.C.
                                        ----------------------------------------
                                        DOSHIER, PICKENS, & FRANCIS, P.C.

Amarillo, TX
March 5, 1996

The Board of Directors
Stewart Information Services Corporation

    We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information
Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ FANCHER AND COMPANY

FANCHER AND COMPANY
Corpus Christi, Texas

The Board of Directors
Stewart Information Services Corporation

    We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1994 annual report on Form 10-K of Stewart Information
Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ JESUS YEPEZ

                                        Jesus Yepez
                                        Certified Public Accountant


Lubbock, Texas

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1995 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ WILLIAMS & PEARCY, P.C.

Williams & Pearcy, P.C.


Texarkana, USA

The Board of Directors
Stewart Information Services Corporation
Houston, Texas

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report for the audit of escrow fund of Stewart Title Rockport and San Patricio. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements, only to the extent it relates to the audit of the escrow funds.


                                        /s/ FLUSCHE, VAN BEVEREN, KILGORE, P.C.

                                        Flusche, Van Beveren, Kilgore, P.C.

February 29, 1996
Corpus Christi, Texas

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, 33-58156, 33-59747 and 33-62535) on Form S-8 of
Stewart Information Services Corporation of our report, which appears in the December 31, 1994 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                        /s/ MCGEE, HAZA & CO.
                                        ----------------------------------------
                                        McGee, Haza & Co.

Dallas, Texas
February 29, 1996